UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

COLONY BANKCORP, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 South Grant Street, Fitzgerald, Georgia 317501
(Address of Principal Executive Offices)

(229) 426-6000
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c)	Appointment of President and Chief Executive Officer.

On April 17, 2012, the board of directors of Colony Bankcorp, Inc. (Company) appointed Edward P. Loomis, Jr. to serve as president and chief executive officer of the Company and the Company’s wholly owned subsidiary, Colony Bank (Bank), effective May 14, 2012. On April 27, 2012, Mr. Loomis and the Company executed a written employment agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit No.	Description

10.1	Employment Agreement between Edward P. Loomis, Jr. and Colony Bankcorp, Inc., dated April 27, 2012.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: May 2, 2012	By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice-President and
Chief Financial Officer